                                                                    Exhibit 10.2

                      AMENDMENT TO AIRCRAFT SALES AGREEMENT


     THIS AMENDMENT TO AIRCRAFT SALES AGREEMENT (this "Agreement") dated as of January ___, 1999 between AMERICAN AIRLINES, INC., a Delaware corporation ("American") and FEDERAL EXPRESS CORPORATION, a Delaware corporation ("FedEx").

                                    RECITALS

     1. American and FedEx entered into that certain Aircraft Sales Agreement dated as of April 7, 1995 (as amended, the "Purchase Agreement") pursuant to which American agreed to sell and FedEx agreed to purchase, among other things, twelve (12) Firm Aircraft for the Purchase Prices and on the Scheduled Delivery Dates described in the Purchase Agreement. FedEx also granted to American Put Options to sell to FedEx up to seven (7) Put Option Aircraft.

     2. American and FedEx have agreed to (i) reschedule the Scheduled Delivery Dates of four (4) Firm Aircraft and seven (7) Put Option aircraft (collectively, the "Rescheduled Delivery Aircraft"), (ii) adjust the Purchase Price for the Rescheduled Delivery Aircraft, and (iii) reschedule the purchase and delivery dates of certain Spare Parts, all of the foregoing as more particularly described below.

     3. American and FedEx desire to document the terms and conditions of their agreements as provided below.

                                    AGREEMENT

     NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, American and FedEx agree as follows:

A.   AMENDMENTS TO THE PURCHASE AGREEMENT

          1. Section 2.01 of the Purchase Agreement is amended by deleting the table in Section 2.01 and replacing it with the following table:


     DELIVERY     LATEST DESIGNATION  SCHEDULED DELIVERY    PURCHASE
     NUMBER             DATE                DATE               PRICE
     ------             ----                ----               -----

          1         7-May-95            17-Jan-96                $*
          2         12-June-95          12-June-96               $*
          3         16-Oct-95           20-Sept-96               $*
          4         12-Feb-96           28-Feb-97                $*
          5         11-June-96          11-June-97               $*
          6         15-Oct-96           15-Oct-97                $*
          7         14-Jan-97           14-Jan-98                $*
          8         17-June-97          17-June-98               $*
          9         18-Feb-99           18-Feb-00                $*
         10         15-Mar-01           15-Mar-02                $*
         11         07-Jun-01           07-Jun-02                $*
         12         03-Jul-01           03-Jul-02                $*


          2. Section 2.02(c) of the Purchase Agreement is amended by deleting the table in Section 2.02(c) and replacing it with the following table:


                      LATEST         LATEST       SCHEDULED
       DELIVERY      EXERCISE     DESIGNATION     DELIVERY     PURCHASE
        NUMBER         DATE           DATE          DATE        PRICE
        ------         ----           ----          ----        -----

          13             *              *         16-June-00     $*
          14             *              *         15-Sep-00      $*
          15             *              *         15-Dec-00      $*
          16             *              *         16-Mar-01      $*
          17             *              *         15-June-01     $*
          18             *              *         14-Sep-01      $*
          19             *              *         14-Dec-01      $*


          3. The agreement to reschedule the original Scheduled Delivery Dates of the Rescheduled Delivery Aircraft to the Rescheduled Delivery Dates pursuant to this Agreement is not considered a delay by either FedEx or American under the Purchase Agreement, and neither party is entitled to any further compensation or any further reduction in the Purchase Price for rescheduling the original Scheduled Delivery Dates to the Rescheduled Delivery Dates.

          4. The Purchase Agreement is amended by deleting Exhibit Q to the Purchase Agreement in its entirety and replacing it with the attachment to this Agreement attached as Schedule 1.

B.   MISCELLANEOUS

----------

 *Blank space contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934.

     1. Except as expressly set forth herein, all terms and provisions contained in the Purchase Agreement shall remain unmodified and in full force and effect.

     2. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York, without regard to the laws of conflicts of the State of New York.

     3. The parties agree to treat this Agreement and the information contained herein as confidential information in accordance with Section 15.01 of the Purchase Agreement.

     4. Capitalized but undefined terms used in this Agreement have the meanings assigned to such terms in the Purchase Agreement.

     5. This Agreement may be executed in several counterparts, all of which shall be deemed an original, and all such counterparts shall constitute one and the same instrument.

                            [Signature Page Follows]

     IN WITNESS WHEREOF, American and FedEx have caused this Agreement to be duly executed and delivered as of the date and year first above written.



                                        AMERICAN AIRLINES, INC.



                                        By:/s/  JEFFREY C. CAMPBELL
                                           ------------------------------------
                                           Jeffrey C. Campbell
                                           Vice President-Corporate
                                           Development and Treasurer



                                        FEDERAL EXPRESS CORPORATION



                                        By:/s/  JAMES R. PARKER
       APPROVED                            ------------------------------------
   LEGAL DEPARTMENT                        James R. Parker
                                           Vice President-Fleet Development
CSB              3/10/99                    & Acquisitions


                                   SCHEDULE 1

                  EXHIBIT Q TO AIRCRAFT SALES AGREEMENT BETWEEN
                    AMERICAN AIRLINES, INC. ("AMERICAN") AND
                      FEDERAL EXPRESS CORPORATION ("FEDEX")
                      DATED APRIL 7, 1995 (THE "AGREEMENT")

       SECTION 1--MD-11 SPARE PARTS PURCHASE DATES, PURCHASE OBLIGATIONS,
     AND DELIVERY OBLIGATIONS TO BE PURCHASED IN CONJUNCTION WITH DELIVERIES OF FIRM AIRCRAFT AND PUT OPTION AIRCRAFT SOLD PURSUANT TO THE PUT OPTIONS


                                                                                                                SPARES
                                                                                                               PURCHASE
                                                                                    SPARES                      PRICE OF
                                                      SPARES                       PURCHASE                    A PAIR OF
                                                     PURCHASE                      PRICE OF                     SPARE
 SCHEDULED                           AVERAGE        PRICE TO BE    NUMBER OF        A SPARE       SPARE         THRUST
  DATE OR                          UNIT PRICE        PAID FOR        SPARE            APU         THRUST       REVERSERS
YEAR FOR THE          MD-11         OF MD-11           MD-11         APU'S         PURCHASED     REVERSERS     PURCHASED
PURCHASE OF           SPARE        SPARE PARTS         SPARE       SCHEDULED          ON         SCHEDULE       ON THE
 THE MD-11            PARTS           TO BE         PARTS TO BE      TO BE          THE DATE       TO BE         DATE
SPARE PARTS         PERCENTAGE      PURCHASED        PURCHASED     PURCHASED         SHOWN*      PURCHASED      SHOWN*

[                            *





                                                                                                                        ]


----------

 *Blank space contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934.

                    EXHIBIT Q TO AIRCRAFT SALES AGREEMENT BETWEEN
                      AMERICAN AIRLINES, INC. ("AMERICAN") AND
                       FEDERAL EXPRESS CORPORATION ("FEDEX")
                       DATED APRIL 7, 1995 (THE "AGREEMENT")

       SECTION 2-MD -11 SPARE PARTS PURCHASE DATES, PURCHASE OBLIGATIONS, AND DELIVERY OBLIGATIONS TO BE PURCHASED IN CONJUNCTION WITH DELIVERIES OF
           PURCHASE OPTION AIRCRAFT SOLD PURSUANT TO THE PURCHASE OPTIONS

     Any capitalized term used herein shall have the meaning ascribed to it in the Agreement unless expressly defined herein.

[                           *



                                                                        ]


----------

 *Blank space contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934.

                  EXHIBIT Q TO AIRCRAFT SALES AGREEMENT BETWEEN
                    AMERICAN AIRLINES, INC. ("AMERICAN") AND
                      FEDERAL EXPRESS CORPORATION ("FEDEX")
                      DATED APRIL 7, 1995 (THE "AGREEMENT")

           SECTION 3-- SPARE ENGINE PURCHASE DATES AND PURCHASE PRICES

     Any capitalized term used herein shall have the meaning ascribed to it in the Agreement unless expressly defined herein.

     The dates on which FedEx shall purchase from American and American shall sell the Spare Engines to FedEx in conjunction with the sale of the Firm Aircraft and the Spares Purchase Price for each such Spare Engine are as follows:


                                              SPARE PURCHASE PRICE
     SPARE ENGINE PURCHASE DATE                 FOR SPARE ENGINE


          *                                     $*
          *                                     $*
          *                                     $*
          *                                     $*
          *                                     $*


     In the event that all the Put Option Aircraft are purchased pursuant to an exercise of the Put Options by American or the Purchase Options by FedEx, FedEx will purchase from American and American will sell to FedEx on the following Spare Engines on the following dates:


                                             SPARE PURCHASE PRICE
     ORIGINAL SALE DATE                        FOR SPARE ENGINE


          *                                    $*
          *                                    $*
          *                                    $*
          *                                    $*
          *                                    $*

     [            *



                                                                  ]


----------

 *Blank space contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934.